                                                                   EXHIBIT 10.37


June 9, 1998



Mr. Michael Darville
Draysec Finance Limited
Windermere House
404 East Bay Street, P.O. Box SS-5539
Nassau, Bahamas

Dear Mr. Darville:

Thank you for your commitment to provide IVT with additional bridge financing at this time. The specific terms and conditions of the Bridge Line of Credit ("Credit Agreement") are as follows:

1. You shall make available to IVT up to a total of $225,000. IVT may draw down from this amount a maximum of $75,000 per month over the term of this Credit Agreement.

2. The other parties providing bridge financing under the same terms are Robert London and Mercer Management, Inc. IVT shall draw down equal amounts from each source at the same time.

3. The term of this Line of Credit shall be from July 1, 1998 through September 30, 1998. Principal and Interest due at maturity, which is March 31, 1999.

4. IVT shall provide written notification of a draw down five days in advance of the required funding date.

5. Amounts drawn down from the Line of Credit, shall be recorded in booking entry form evidenced by receipt of funds and written notification of the draw down described in Paragraph 4 herein.

6. The Line of Credit shall bear simple interest at a rate of Prime plus 2%, calculated monthly in arrears.

7. The Line of Credit shall also provide 20% warrant coverage ($75,000 funded = 15,000 warrants). Each warrant shall have an exercise price of the lower of $2.75 per share or 85% of the average closing bid price of IVT Common Stock during the five day period commencing on the date of written notification from IVT of a draw down. The warrants shall expire on June 30, 2001.

8. Funds will be drawn down on an as-needed basis and may not be required.

Please indicate your agreement to these terms for the Bridge Line of Credit by signing this letter where indicated. Everyone here at IVT appreciates your continued support and enthusiasm.

Regards,

/s/ Richard Lang

Richard Lang
Chairman, CEO


                 UNDERSTOOD, ACKNOWLEDGED, AGREED AND ACCEPTED:


                 /s/ Michael Darville
                 --------------------------------------        -------------
                 Michael Darville, Draysec Finance Ltd.        Date

June 9, 1998



Mr. Robert London
809 Presidio Ave.
Santa Barbara, CA  93101


Dear Bob:

Thank you for your commitment to provide IVT with additional bridge financing at this time. The specific terms and conditions of the Bridge Line of Credit ("Credit Agreement") are as follows:

1. You shall make available to IVT up to a total of $225,000. IVT may draw down from this amount a maximum of $75,000 per month over the term of this Credit Agreement.

2. The other parties providing bridge financing under the same terms are Draysec Finance Ltd. and Mercer Management, Inc. IVT shall draw down equal amounts from each source at the same time.

3. The term of this Line of Credit shall be from July 1, 1998 through September 30, 1998. Principal and Interest due at maturity, which is March 31, 1999.

4. IVT shall provide written notification of a draw down five days in advance of the required funding date.

5. Amounts drawn down from the Line of Credit, shall be recorded in booking entry form evidenced by receipt of funds and written notification of the draw down described in Paragraph 4 herein.

6. The Line of Credit shall bear simple interest at a rate of Prime plus 2%, calculated monthly in arrears.

7. The Line of Credit shall also provide 20% warrant coverage ($75,000 funded = 15,000 warrants). Each warrant shall have an exercise price of the lower of $2.75 per share or 85% of the average closing bid price of IVT Common Stock during the five day period commencing on the date of written notification from IVT of a draw down. The warrants shall expire on June 30, 2001.

8. Funds will be drawn down on an as-needed basis and may not be required.

Please indicate your agreement to these terms for the Bridge Line of Credit by signing this letter where indicated. Everyone here at IVT appreciates your continued support and enthusiasm.

Regards,


/s/ RICHARD LANG
--------------------
Richard Lang
Chairman, CEO



                 UNDERSTOOD, ACKNOWLEDGED, AGREED AND ACCEPTED:


                 /s/ Robert London                    6/19/98
                 ---------------------------------   --------------
                 Robert London                       Date

June 9, 1998



Mr. Gordon Rock
Mercer Management Inc.
5820 E. Mercer Way
Mercer Island, WA  98040

Dear Gordon:

Thank you for your commitment to provide IVT with additional bridge financing at this time. The specific terms and conditions of the Bridge Line of Credit ("Credit Agreement") are as follows:

1. You shall make available to IVT up to a total of $225,000. IVT may draw down from this amount a maximum of $75,000 per month over the term of this Credit Agreement.

2. The other parties providing bridge financing under the same terms are Draysec Finance Ltd. and Robert London. IVT shall draw down equal amounts from each source at the same time.

3. The term of this Line of Credit shall be from July 1, 1998 through September 30, 1998. Principal and Interest due at maturity, which is March 31, 1999.

4. IVT shall provide written notification of a draw down five days in advance of the required funding date.

5. Amounts drawn down from the Line of Credit, shall be recorded in booking entry form evidenced by receipt of funds and written notification of the draw down described in Paragraph 4 herein.

6. The Line of Credit shall bear simple interest at a rate of Prime plus 2%, calculated monthly in arrears.

7. The Line of Credit shall also provide 20% warrant coverage ($75,000 funded = 15,000 warrants). Each warrant shall have an exercise price of the lower of $2.75 per share or 85% of the average closing bid price of IVT Common Stock during the five day period commencing on the date of written notification from IVT of a draw down. The warrants shall expire on June 30, 2001.

8. Funds will be drawn down on an as-needed basis and may not be required.

Please indicate your agreement to these terms for the Bridge Line of Credit by signing this letter where indicated. Gordon, everyone here at IVT appreciates your continued support and enthusiasm.

Regards,


/s/ Richard Lang

Richard Lang
Chairman, CEO


                 UNDERSTOOD, ACKNOWLEDGED, AGREED AND ACCEPTED:


                 /s/ Gordon Rock                           6/20/98
                 ------------------------------------    -------------
                 Gordon Rock, Mercer Management, Inc.    Date